EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Bill Joll chief executive officer of On2 Technologies, Inc. (the “Company”), hereby certifies that, to his knowledge:

(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BILL JOLL

Bill Joll Chief Executive Officer On2 Technologies, Inc.

Date: November 14, 2007